INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
11.	INCOME TAXES

The Company is incorporated in the Cayman Islands and conducts its primary business operations through the subsidiaries and VIEs in the PRC and Japan. It also has intermediate holding companies in the British Virgin Islands (“BVI”) and Hong Kong. Under the current laws of the Cayman Islands and BVI, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands and BVI withholding tax will be imposed. Under the Hong Kong tax laws, Baidu Hong Kong is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

China

Under the EIT Law, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are subject to a unified 25% enterprise income tax rate, except for certain entities that enjoyed the tax holidays.

An enterprise recognized as a qualified “High and New Technology Enterprise” (“HNTE”) after 2008 is granted the preferential EIT rate of 15%. If an enterprise, which was recognized as a “HNTE” before 2008, is also verified as a HNTE after 2008, it is entitled to its remaining tax holiday granted before 2008 and a preferential EIT rate of 15% upon expiration of the tax holiday thereafter.

A qualified “Software Enterprise” is entitled to 2-year exemption and subsequent 50% tax rate reduction for 3 years. If the applicable preferential EIT rate for a “Software Enterprise” before 2008 is 15%, it enjoys gradual increase in tax rate from 2008 to 2012, specifically, 18% in 2008, 20% in 2009, 22% in 2010, 24% in 2011, and 25% in 2012 according to Guofa [2007] No. 39. Thus, if an enterprise was recognized as a qualified “Software Enterprise” before 2008 and still retains this qualification after 2008, the tax exemptions and deductions enjoyed by the qualified “Software Enterprise” are based on the applicable tax rates.

Baidu Online, recognized as a qualified “HNTE” after 2008, has enjoyed the preferential EIT rate of 15% from 2008. In April 2011, Baidu Online obtained the certificate of “Key Software Enterprise” for the year of 2010, which enabled Baidu Online to enjoy the preferential tax rate of 10% solely for 2010. The Company recorded an income tax deduction in connection with the over-paid provisional tax for 2010 of RMB81.50 million (US$12.95 million) in the second quarter of 2011, during which the certificate was granted.

Baidu Times, a qualified “HNTE” before 2008, was granted prior to the effectiveness of the current EIT Law, tax holidays for several years, that is, a 3-year tax exemption from 2006 to 2008, and a subsequent 50% reduction on the tax rate for 3 years from 2009 to 2011.

Baidu China, was recognized as a qualified “Software Enterprise” before 2008 and still retains this qualification after 2008, and thus is entitled to 2-year exemption from 2006 to 2007 and subsequent 50% tax rate reduction for 3 years from 2008 to 2010 at 9% in 2008, 10% in 2009, and 11% in 2010. Baidu China currently is subject to enterprise income tax at 24% in 2011.

Baidu Netcom was recognized as a HNTE after 2010 and is entitled to the preferential EIT rate of 15% for 2010, 2011 and 2012. The Company recorded an income tax deduction in connection with the over-accrued provisional tax for 2010 of RMB21.93 million (US$3.48 million) in the second quarter of 2011, during which the certificate was granted.

Under the current EIT Law, dividends paid by a FIE to any of its foreign non-resident enterprise investors are subject to a 10% withholding tax. Thus, the dividends, if and when payable by Baidu Online to Baidu BVI, would be subject to 10% withholding tax. A lower tax rate will be applied if such foreign non-resident enterprise investor’s jurisdiction of incorporation has signed a tax treaty or arrangement for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income with China. There is such a tax arrangement between PRC and Hong Kong. Thus, the dividends, if and when payable by Baidu Times and Baidu China to Baidu HK, would be subject to 5% withholding tax rather than statutory rate of 10% provided that Baidu HK meets the requirements stipulated by relevant PRC tax regulations. Furthermore, pursuant to the applicable circular and interpretations of the current EIT Law, dividends from earnings created prior to 2008 but distributed after 2008 are not subject to withholding income tax.

Moreover, the current EIT Law treats enterprises established outside of China with “effective management and control” located in China as PRC resident enterprises for tax purposes. The term “effective management and control” is generally defined as exercising overall management and control over the business, personnel, accounting, properties, etc. of an enterprise. The Company, if considered a PRC resident enterprise for tax purposes, would be subject to the PRC Enterprise Income Tax at the rate of 25% on its worldwide income for the period after January 1, 2008. As of December 31, 2011, the Company has not accrued for PRC tax on such basis. The Company will continue to monitor its tax status.

Japan

Baidu Japan with a paid-in capital in excess of JPY100.00 million is subject to national income tax of 30%. Baidu Japan is also subject to inhabitant tax, assessed by both prefectures and municipalities. Inhabitant tax is computed as a percentage of national income tax. The per capita tax is based on the Company’s capitalization and the number of employees. In addition, Baidu Japan is subject to a corporate enterprise tax on a pro forma basis based on the amount of taxable profit subject to the corporate tax, added-value components, (e.g, labor costs, net interest and rental payments, income/loss for current year) and a capital component. Baidu Japan has been in a cumulative loss position since its inception.

The Company had minimal operations in jurisdictions other than the PRC. Income (loss) before income taxes consists of:

	For the years ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
	(In thousands)

PRC	1,907,575	4,321,910	8,217,522	1,305,632
Non-PRC	(224,454)	(260,747)	(408,343)	(64,879)

	1,683,121	4,061,163	7,809,179	1,240,753

The pre-tax losses from non-PRC operations consists primarily of the operating costs, administration expenses, interest income and charges for share-based compensation. Income taxes consist of:

	For the years ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
	(In thousands)

Current income tax	222,778	616,994	1,328,970	211,152
Income tax refund due to reduced tax rate	(13,923)	(6,625)	(83,907)	(13,331)
Deferred income tax benefit	(62,308)	(129,415)	(131,146)	(20,837)
Valuation allowance	51,470	55,041	74,944	11,907

	198,017	535,995	1,188,861	188,891

The reconciliation of tax computed by applying respective statutory income tax rate to pre-tax income is as follows (amounts in thousands of Renminbi (“RMB”), and in thousands of U.S. Dollars (“US$”), except for per share data):

	For the years ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$

Expected taxation at PRC EIT statutory rate	420,780	1,015,329	1,952,295	310,188
Effect of differing tax rates in different jurisdictions	5,101	8,416	43,260	6,873
Permanent differences – non-taxable income	(6,640)	(733)	(2,804)	(445)
Permanent differences – non-deductible expenses	9,001	10,935	9,989	1,588
Tax incentives relating to R&D expenditures	(9,125)	(22,925)	(105,966)	(16,836)
Effect of tax exemption and reduction inside PRC	(258,647)	(533,802)	(650,206)	(103,307)
Income tax refund due to reduced tax rate	(13,923)	(6,625)	(83,907)	(13,331)
Under-provided (over-accrued) EIT for previous years	—	10,359	(66,960)	(10,639)
Effect of tax rate change on deferred taxes	—	—	18,216	2,893
Addition to valuation allowance	51,470	55,041	74,944	11,907

Taxation for the year	198,017	535,995	1,188,861	188,891

Effective tax rate	11.76%	13.20%	15.22%	15.22%
Basic earnings per share for Class A and Class B ordinary shares effect of tax exemptions and reductions inside the PRC	7.48	15.34	18.64	2.96

The Company’s effective tax rate increased in fiscal year 2011 compared with 2010, primarily due to the increase of the EIT rates for Baidu China, which increased from 11% to 24%.

The tax effects of temporary differences that give rise to the deferred tax balances at December 31, 2010 and 2011 are as follows:

	(254,919)	(254,919)	(254,919)
	December 31,
	2010	2011	2011
	RMB	RMB	US$
	(In thousands)
Provision for doubtful receivables	1,964	2,586	411
Fixed assets depreciation	41,089	36,274	5,763
Net operating loss carry-forward	173,644	248,790	39,529
Accrued expenses, payroll and others	80,592	140,805	22,372

Deferred tax assets	297,289	428,455	68,075
Valuation allowance	(179,959)	(254,919)	(40,503)

Deferred tax assets, net	117,330	173,536	27,572

	(254,919)	(254,919)	(254,919)
	December 31,
	2010	2011	2011
	RMB	RMB	US$
	(In thousands)

Intangible assets arising from business combinations	—	131,629	20,914

Deferred tax liabilities	—	131,629	20,914

The Company does not believe that sufficient positive evidence exists to conclude that the recoverability of Baidu Japan’s net deferred tax assets is more likely than not to be realized. Consequently, the Company has provided full valuation allowances of RMB226.45 million on the related net deferred tax assets.

As of December 31, 2011, the Company had net operating losses of approximately RMB734.10 million (US$116.64 million) primarily from Baidu Japan, Baidu HK and Baidu HR, which can be carried forward after certain reconciliation per tax regulation to offset future net profit for income tax purposes. The Japan net operating loss will expire beginning 2015; the PRC net operating loss will expire beginning 2017; and the Hong Kong net operating loss can be carried forward without an expiration date.

The Company has evaluated its income tax uncertainty under ASC 740-10. ASC 740-10 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Company has elected to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of comprehensive income. As of December 31, 2011, there is no significant tax uncertainty impact on the Company’s financial position and result of operations.

The Company did not provide for deferred income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries as of December 31, 2010 and 2011 on the basis of its intent to permanently reinvest foreign subsidiaries’ earnings. If these foreign earnings were to be repatriated in the future, the related tax liability may be reduced by any foreign income taxes previously paid on these earnings. Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable. In the case of its VIEs, undistributed earnings were insignificant as of each of the balance sheet dates.

In general, the PRC and Japanese tax authorities have up to five and seven years respectively to conduct examinations of the Company’s tax filings. Accordingly, the PRC subsidiaries’ tax years 2007-2011 and the Japanese subsidiary’s tax years 2007-2011 remain open to examination by the respective taxing jurisdictions.